UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

MUDRICK CAPITAL ACQUISITION CORPORATION II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39771	85-2320197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue, 6th Floor New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 747-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Class A Common Stock, par value $0.0001 per share	MUDS	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	MUDSW	The NASDAQ Stock Market LLC
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	MUDSU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2022, David Kirsch resigned as a member of the board of directors (the “Board”) and vice president of Mudrick Capital Acquisition Corporation II (the “Company”). Mr. Kirsch’s resignation was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

On May 4, 2022, the Board appointed Matthew Pietroforte as a member of the Board to fill the vacancy created by Mr. Kirsch’s resignation. In connection with his appointment, Mr. Pietroforte entered into an indemnity agreement on substantially the same terms as the form thereof previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public offering. Mr. Pietroforte has also agreed to become a party to that certain letter agreement, dated December 7, 2020, by and between the Company, the Company’s directors and officers and the sponsor (the “Letter Agreement”), and entered into a joinder to the Letter Agreement on May 4, 2022. The Board has also appointed Mr. Pietroforte as vice president of the Company. Each of the form of director indemnification agreement and the Letter Agreement was described in, and were filed as exhibits to, the Company’s registration statement on Form S-1 (File No. 333-249402) related to the Company’s initial public offering.

Other than the foregoing, Mr. Pietroforte is not party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2022

MUDRICK CAPITAL ACQUISITION CORPORATION II

By:	/s/ Jason Mudrick
Name:	Jason Mudrick
Title:	Chief Executive Officer and Director